UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 28, 2025

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 28, 2025, Modular Medical, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”), and a quorum for the transaction of business was present in person virtually or represented by proxy, which represented approximately 74.9% of the Company’s outstanding shares of common stock entitled to vote at the Annual Meeting. The Company’s shareholders voted on three proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 24, 2025.

Summarized below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

●	Proposal 1 - Election of directors to serve until the next annual meeting of shareholders.

	For	Against	Abstention/ Withheld	Broker Non-Vote
Duane DeSisto	16,037,708	4,097,829	44,541	10,282,194
Paul DiPerna	18,778,495	1,357,042	44,541	10,282,194
Steven Felsher	19,363,955	771,587	44,536	10,282,194
Morgan Frank	17,481,482	2,654,060	44,536	10,282,194
Philip Sheibley	19,173,915	961,614	44,549	10,282,194
Carmen Volkart	16,338,424	3,797,100	44,554	10,282,194
Ellen O’Connor Vos	17,326,827	2,810,418	42,833	10,282,194

All of the foregoing candidates were elected to serve as directors until the next annual meeting of shareholders and until the election and qualification of her or his successor or earlier resignation or removal.

●	Proposal 2 – Amendment of the Amended and Restated 2017 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 3,000,000 shares.

For	Against	Abstain	Broker Non-Vote
12,169,001	7,488,354	522,723	10,282,194

The foregoing proposal was approved.

●	Proposal 3 – Ratification of the audit committee’s appointment of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

For	Against	Abstain	Broker Non-Vote
30,401,496	14,273	46,503	-

The foregoing proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: March 3, 2025	By:	/s/ James Besser
James Besser Chief Executive Officer

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